KeyCorp Third Quarter 2015 Earnings Review October 15, 2015 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,”
“plan,” “expect,” “assume,” “anticipate,” “intend,” “project,” “believe,” “estimate,” or other words of similar meaning. Forward-looking statements provide management’s current expectations or forecasts of future events, circumstances, results or aspirations. Forward-looking statements, by their nature, are
subject
to
assumptions,
risks,
and
uncertainties,
many
of
which
are
outside
of
our
control.
Our
actual
results
may
differ
materially
from
those
set
forth in our forward-looking statements.
There is no assurance that any list of risks and uncertainties or risk factors is complete.  Factors that could cause actual results to differ from those described in forward-looking statements include, but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3) adverse changes in credit quality trends; (4) our concentrated credit exposure in commercial, financial, and agricultural loans; (5)
defaults by our loan counterparties or clients; (6) the extensive and increasing regulation of the U.S. financial services industry; (7) changes in accounting policies, standards, and interpretations; (8) increasing capital and liquidity standards under applicable regulatory rules; (9) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (10) our ability to receive dividends from our subsidiary, KeyBank; (11) downgrades in our credit ratings or those of
KeyBank; (12) operational or risk management failures by us or critical third-parties; (13) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity
threats; (14) negative outcomes from claims or litigation; (15) the occurrence of natural or man-
made disasters or conflicts or terrorist attacks; (16) a reversal of the U.S. economic recovery due to financial, political or other shocks; (17) our ability to anticipate interest rate changes and manage interest rate risk; (18) deterioration of economic conditions in the geographic regions where we operate;
(19)
the
soundness
of
other
financial
institutions;
(20)
our
ability
to
attract
and
retain
talented
executives
and
employees
and
to
manage
our
reputational risks; (21) our ability to timely and effectively implement our strategic initiatives; (22) increased competitive pressure due to industry consolidation; (23) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; and (24) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2014 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Any forward-looking statements made by us or on our behalf speak only as of the date they are made, and Key does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances.
This
presentation
also
includes
certain
non-GAAP
financial
measures
related
to
“tangible
common
equity,”
“Common
Equity
Tier
1,”
“Tier
1
common
equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix of this presentation and to page 97 of our Form 10-Q dated June 30, 2015.

Asset quality remains strong
-
NCOs represented 27 bps of average loans in 3Q15, below targeted range
-
NPLs remain at a low level: 67 bps of period-end loans
Remaining disciplined with structure and relationship focus
Strong Risk
Management
Strong Risk
Management
Generated positive operating leverage from prior year
Revenue up 7% from 3Q14: higher net interest income and noninterest income
-
Average loans increased 6%, driven by a 15% increase in CF&A loans
-
Strong fee-based income from corporate services, investment banking and debt placement fees, and cards and payments income
Expenses well-managed
-
3Q15 results include a pension settlement charge and full-quarter impact from the
September 2014 Pacific Crest Securities acquisition
Positive
Operating
Leverage
Positive
Operating
Leverage
Investor Highlights –
3Q15
Repurchased
$123
million
of
common
shares
in
3Q15
(a)
Total 2015 payout estimated to be among the highest in our peer group for third consecutive year
Disciplined
Capital
Management
Disciplined
Capital
Management
(a)
Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

4 Financial Review * * * * * * * * * * * * * * * *

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a)
From continuing operations
(b)
Year-over-year average balance growth
(c)
From consolidated operations
(d)
9-30-15 ratios are estimated
(e)
Non-GAAP measure: see Appendix for reconciliation
EPS –
assuming dilution
$ .26
$ .27
$ .26
$ .28
$ .23
Cash efficiency
ratio
(e)
66.9
%
65.1
%
65.1
%
64.4
%
69.7
%
Net interest margin (TE)
2.87
2.88
2.91
2.94
2.96
Return on average total assets
.95
1.03
1.03
1.12
.92
Total loans and leases
6
%
4
%
5
%
5
%
5
%
CF&A
loans
15
10
12
12
11
Deposits
(excl. foreign deposits)
3
6
5
2
4
Common Equity Tier 1
(d), (e)
10.5
%
10.7
%
10.6
%
-
-
Tier 1 common equity
(e)
-
-
-
11.2
%
11.3
%
Tier 1 risk-based capital
(d)
10.9
11.1
11.0
11.9
12.0
Tangible
common equity to tangible assets
(e)
9.9
9.9
9.9
9.9
10.3
NCOs to average loans
.27
%
.25
%
.20
%
.22
%
.22
%
NPLs to EOP portfolio loans
.67
.72
.75
.73
.71
Allowance for loan losses to EOP loans
1.31
1.37
1.37
1.38
1.43
Balance
Sheet
Growth
(a),
(b)
Balance
Sheet
Growth
(a),
(b)
Capital
(c)
Capital
(c)
Asset
Quality
(a)
Asset
Quality
(a)
Financial
Performance
(a)
Metrics
3Q15
2Q15
1Q15
4Q14
3Q14

Loans
$ in billions
Average Commercial, Financial & Agricultural Loans
Average Commercial, Financial & Agricultural Loans
Total Average Loans
Total Average Loans
Exit Portfolios
Home Equity & Other
Commercial
$ in billions
Period-end total loans up 7% in 3Q15 from prior
year, driven by CF&A loans up 17%
–
Period-end total loans up in both the
Community Bank and the Corporate Bank
Total commitments continue to grow with
utilization relatively stable
Average Loans
Period-End Loans
CF&A loans
up 15%
Highlights
Highlights
Total average loans up 6%
Average total loans up 6% in 3Q15 from prior year,
driven by CF&A loans up 15%
–
Average total loans up in both the
Community Bank and the Corporate Bank

Deposits down slightly from 2Q15 reflecting:
–
Decline in short-term noninterest-bearing
deposit balances from commercial clients and
lower certificates of deposit
–
Partially offset by increases in NOW and
MMDA
Interest-bearing liability cost remains relatively
stable at .53%
7
3Q15 Deposit Mix
3Q15 Deposit Mix
Deposit cost continues to improve compared to
prior year
Deposit growth of 3% from 3Q14 related to:
–
Continued growth in commercial mortgage
servicing
–
Inflows from both commercial and consumer
clients
–
Transaction deposit balances up 4% from
3Q14
Average
Deposits
(a)
Average
Deposits
(a)
Note: Transaction deposits include noninterest-bearing, as well as NOW and MMDA
(a)
Excludes deposits in foreign office
Cost of total deposits
(a)
CDs and other time deposits
Savings
Noninterest-bearing
NOW and MMDA
Total average deposits
(a)
Highlights
Highlights
Deposits
Total average deposits up 3%
vs. Prior Quarter
vs. Prior Year
$ in billions
$ in billions

NII up $7 MM, or 1%, from the prior quarter,
primarily due to improvement in the earning
asset mix, partially offset by lower earning asset
yields and loan fees
8
TE = Taxable equivalent
Net interest income (TE)
NIM (TE)
NIM Change (bps):
vs.  2Q15
Earning
asset
mix
/
lower
levels
of
excess
liquidity
0.03
Lower earning asset yields
(0.02)
Loan fees
(0.02)
Total Change
(0.01)
Maintained moderate asset sensitivity
–
Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
–
High quality investment portfolio with average
life of 3.8 years
–
Flexibility to quickly adjust interest rate risk
position
vs. Prior Year
Net interest income up $17 MM, or 3%, from the
prior year, reflecting higher earning asset
balances, partially offset by lower earning asset
yields
vs. Prior Quarter
Net Interest Income and Margin
Net Interest Income & Net Interest Margin Trend (TE)
Net Interest Income & Net Interest Margin Trend (TE)
Highlights
Highlights
$ in millions; continuing operations

Noninterest Income
Noninterest Income
Noninterest Income
$ in millions
3Q15
vs. 2Q15
vs. 3Q14
Trust and
investment services income
$        108
$          (3)
$            9
Investment banking and debt
placement fees
109
(32)
21
Service charges on deposit accounts
68
5
-
Operating lease
income and other
leasing gains
15
(9)
(2)
Corporate services
income
57
14
15
Cards
and payments income
47
-
5
Corporate-owned life insurance
30
-
4
Consumer mortgage income
3
(1)
-
Mortgage
servicing fees
11
2
2
Net gains (losses) from principal
investing
11
-
2
Other income
11
6
(3)
Total
noninterest income
$
470
$        (18)
$          53
Highlights
Highlights
Noninterest income up 13% from 3Q14, driven by
strength in core businesses:
–
Corporate services income up $15 MM
–
Investment banking and debt placement
fees up $21 MM
–
Cards and payments income up $5 MM
Noninterest income down 4% from 2Q15:
–
Lower investment banking and debt
placement fees, reflecting normal
variability
–
Offset by strong corporate services
income, other income, and increased
service charges on deposit accounts
vs. Prior Quarter
vs. Prior Year
(a)
(a)
Other includes corporate-owned life insurance, principal investing, etc.

Noninterest
expense
$ in millions
3Q15
vs. 2Q15
vs. 3Q14
Personnel
(a)
$        426
$        18
$        21
Net occupancy
60
(6)
(6)
Computer processing
41
(1)
2
Business services, professional fees
40
(2)
4
Equipment
22
-
(3)
Operating lease expense
11
(1)
-
Marketing
17
2
2
FDIC
assessment
8
-
(1)
Intangible asset amortization
9
-
(1)
OREO
expense, net
2
1
1
Other expense
88
2
(1)
Total
noninterest expense
$
724
$          13
$          18
Total noninterest
expense
(excl. pension settlement charge)
$
705
$         (6)
$          19
10
Noninterest Expense
Noninterest Expense
Noninterest Expense
(a)
Includes a pension settlement charge of $19 million in 3Q15 and $20 million in 3Q14
(b)
Non-GAAP measure: see Appendix for reconciliation
Highlights
Highlights
Cash efficiency ratio, excl. efficiency
and pension settlement charge
Cash efficiency
ratio
(b)
3Q15 noninterest expense up 3% from 3Q14
–
A full-quarter impact of the September 2014
acquisition of Pacific Crest Securities
–
Higher personnel costs related to:
Investments
in senior bankers and client-
facing roles in the Community Bank and
Corporate Bank
Higher performance-based compensation
related to strong capital markets
business
Expense growth of 2% from 2Q15
–
Pension settlement charge of $19 MM in 3Q15
–
Impact from increase in business days
–
Offset by:
Lower occupancy costs
Lower performance-based compensation
related to capital markets business
performance
vs. Prior Year
vs. Prior Quarter
$724

Nonperforming Assets
Nonperforming Assets
Net Charge-offs & Provision for Credit Losses
Net Charge-offs & Provision for Credit Losses
NPLs
NPLs to period-end loans
NCOs
Provision for credit
losses
NCOs to average loans
$ in millions
NPLs held for sale,
OREO & other NPAs
Credit Quality
Highlights
Highlights
Net loan charge-offs remain below targeted range,
at 27 basis points of average loans
Nonperforming loans represented 67 basis points
of period-end loans
Allowance for loan and lease losses represented
1.31% of period-end loans: 198% coverage of
nonperforming loans
Allowance for Loan and Lease Losses
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$418
$417
$ in millions

Disciplined capital management
–
Executing on capital priorities: organic
growth, dividends, share repurchases and
opportunistic growth
2015 Capital Plan includes share repurchases of
up to $725 million in common shares (2Q15
through 2Q16)
–
Repurchased $123 MM of common shares
in 3Q15
–
Year-to-date shareholder payout is
estimated to be among the highest in our
peer group
Tier 1 Common Equity
(a)
Tier 1 Common Equity
(a)
Tangible Common Equity to Tangible Assets
(a)
Tangible Common Equity to Tangible Assets
(a)
Highlights
Highlights
Note: Common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans
(a)
Non-GAAP measure: see Appendix for reconciliations
(b)
9-30-15 ratio is estimated
(c)
The Regulatory Capital Rules, effective January 1, 2015 for Key, introduced a new capital measure, “Common Equity Tier 1”
Common Equity
Tier 1
(a), (b), (c)
Common Equity
Tier 1
(a), (b), (c)
Capital

Outlook and Expectations
Average Loans
•
Mid-single digit growth vs. FY 2014
Net Interest Income
•
Up low single-digits
without the benefit of higher rates
•
NIM: down from FY 2014, reflecting continued elevated levels of liquidity; relatively stable with 2Q15 reported level
Noninterest
Income
•
Mid-single digit growth compared to 2014
Expense
•
Relatively stable with 2014
Efficiency / Productivity
•
Positive operating leverage
Asset Quality
•
Net
charge-offs
to
average
loans
below
targeted
range
of
40
–
60
bps
•
Provision expected to approximate net charge-offs
Capital
•
Disciplined management of capital including dividends and share repurchases
13
Guidance ranges:   relatively stable: +/-
2%;   low single-digit: <5%;   mid-single digit: 4% -
6%; low double-digit: 10% -
13%
FY 2015
FY 2015

14 Appendix * * * * * * * * * * * * * * * * *

Progress on Targets for Success
(a)
Continuing operations, unless otherwise noted
(b)
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c)
Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation
15
Balance Sheet
Efficiency
Balance Sheet
Efficiency
Moderate Risk Profile
Moderate Risk Profile
High Quality, Diverse
Revenue Streams
High Quality, Diverse
Revenue Streams
Positive Operating
Leverage
Positive Operating
Leverage
Disciplined Capital
Management
Disciplined Capital
Management
Metrics
(a)
Metrics
(a)
3Q15
3Q15
2Q15
2Q15
Targets
Targets
Loan
to
deposit
ratio
(b)
Loan
to
deposit
ratio
(b)
NCOs to average loans
NCOs to average loans
Provision for credit losses
to average loans
Provision for credit losses
to average loans
Net interest margin
Net interest margin
Noninterest income to total revenue
Noninterest income to total revenue
Cash
efficiency
ratio
(c)
Cash
efficiency
ratio
(c)
Return on average assets
Return on average assets
89%
87%
.27%
.25%
66.9%
65.1%
.95%
1.03%
.30%
.28%
2.87%
2.88%
44%
45%
90% -100%
40 -
60 bps
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%

Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash
Efficiency
Ratio
(a),(b)
Outlook
Cash
Efficiency
Ratio
(a),(b)
Outlook
(a)
Non-GAAP measure: see Appendix for reconciliation
(b)
3Q15 cash efficiency ratio excludes pension settlement charge of $19 million
(c)
Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(c)

Average Total Investment Securities
Average Total Investment Securities
Highlights
Highlights
Average AFS securities
Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Continue to position portfolio for upcoming
regulatory liquidity requirements:
–
2015 average balance growth reflects
actions taken to increase liquidity reserves
–
Growth and reinvestment of portfolio cash
flows have been predominantly in GNMA
securities (~49% of total portfolio was
GNMA at 9/30/15)
Securities cash flows of $1.1 billion in 3Q15,
unchanged from 2Q15
Average portfolio life at 9/30/15 of 3.8 years,
unchanged from 6/30/15
Securities to Total Assets
(b)
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end-of-period held-to-maturity and available-for-sale securities
Average yield
(a)
Average HTM securities
2.15%
$17.0
$19.2
$ in billions

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
Actively Managing Rate Risk
•
High quality
•
Fixed rate agency MBS and CMOs
•
Average maturity: 3.8 years
•
GNMAs total 49% of total portfolio
•
Reinvesting cash flows into GNMAs
$10.7
$17
$7.1
$7.1
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
7%
$7.1
Flexibility to Adjust Rate
Sensitivity
with
Swaps
(c)
Loan Portfolio
Variable:
70%
Fixed:
30%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 38%
Interest-
bearing, non-
time: 55%
CDs:
7%
•
Maintained
moderate
asset
sensitive
position
of
~3%
(b)
-
Assumes 200 basis point increase in short and intermediate-
term rates over a 12-month period
•
Utilize swaps for debt hedging and asset liability management
-
Fairly even pace of A/LM swap maturities
-
$2.9B A/LM swaps scheduled to mature by year end 2016
9/30/15
Swaps
($ in B)
9/30/15
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L
Management
$   10.7
2.6
1.0%
.2%
Debt
7.1
3.9
2.0
.2
$  17.8
1.4%
.2%
3Q15 avg.
balances
(c)
$19.2 B
AFS: $14.2 B
HTM: $4.9 B
Balance sheet has relatively short duration and is
impacted by the short-end of the curve
$17.8 B
18
Note: Loan, deposit and investment portfolio balances reflect quarterly average balances
(a)
Excludes deposits in foreign office
(b)
Preliminary estimate
(c)
May not foot due to rounding
3Q15
3Q15

Credit Quality Trends
Criticized Outstandings
(a)
to Period-end Total Loans
Criticized Outstandings
(a)
to Period-end Total Loans
Delinquencies to Period-end Total Loans
Delinquencies to Period-end Total Loans
(a)
Loan and lease outstandings
(b)
From continuing operations
30 –
89 days delinquent
90+ days delinquent
Metric
(b)
3Q15
2Q15
1Q15
4Q14
3Q14
Delinquencies to
EOP total loans: 30-89 days
.45
%
.31
%
.37
%
.41
%
.61
%
Delinquencies to
EOP total loans: 90+ days
.09
.11
.19
.17
.13
NPLs to EOP portfolio loans
.67
.72
.75
.73
.71
NPAs to EOP portfolio loans + OREO + Other NPAs
.69
.75
.79
.76
.74
Allowance for loan losses to period-end loans
1.31
1.37
1.37
1.38
1.43
Allowance for loan losses to NPLs
197.5
190.0
181.7
190.0
200.5
Continuing operations
Continuing operations

Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs
(b)
/
average loans
(%)
Nonperforming
loans
(c)
Ending
allowance
(d)
Allowance /
period-end
loans
(d)
(%)
Allowance
/
NPLs
(%)
9/30/15
3Q15
3Q15
3Q15
9/30/15
9/30/15
9/30/15
9/30/15
Commercial,
financial
and
agricultural
(a)
$   31,095
$   30,374
$            24
.31%
$                 89
$             438
1.41%
492.13%
Commercial real estate:
Commercial Mortgage
8,180
7,988
-
-
23
139
1.70
604.35
Construction
1,070
1,164
-
-
9
25
2.34
277.78
Commercial lease financing
3,929
3,946
-
-
21
45
1.15
214.29
Real
estate –
residential mortgage
2,267
2,258
1
.18
67
19
.84
28.36
Home equity
10,504
10,510
3
.11
181
58
.55
32.04
Credit cards
770
759
6
3.14
2
32
4.16
N/M
Consumer other –
Key Community Bank
1,612
1,597
5
1.24
1
20
1.24
N/M
Consumer other
–
Exit Portfolio
658
685
2
1.16
7
14
2.13
200.00
Continuing total
(e)
$   60,085
$    59,281
$            41
.27%
$                 400
$             790
1.31
197.50%
Discontinued operations
1,891
1,920
7
1.45
8
23
1.22
287.50
Consolidated total
$   61,976
$    61,201
$            48
.31%
$                 408
$             813
1.31
199.26%
Credit Quality by Portfolio
Credit Quality by Portfolio
Credit Quality
$ in millions
20
(a)   9-30-15
ending
loan
balance
includes
$88
million
of
commercial
credit
card
balances;
9-30-15
average
loan
balance
includes
$88
million
of
assets
from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
9-30-15 NPL amount excludes $12 million of purchased credit impaired loans
(d)
9-30-15 allowance by portfolio is estimated
(e)
9-30-15 ending loan balance includes purchased loans of $119 million, of which $12 million were purchased credit impaired
N/M = Not meaningful

Oil & Gas
Longstanding history, expertise and relationships

Strong Portfolio Characteristics
Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Primarily secured by proven reserves
Total Loans Outstanding, 9/30/15
>40% of clients’ 2015 production is hedged
Relationships contribute to noninterest income; ~5% of
FY14 investment banking and debt placement fees
Net charge-offs lower than overall portfolio
Allowance reflects estimated impact of current oil prices
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 9/30/15
Oilfield Services
Upstream: 62%,
$0.7 B
Midstream: 28%,
$0.3 B
Downstream: 10%,
$0.1 B
$0.1 B
Oil & Gas
$1.1 B

Vintage (% of Loans)
Loan
Balances
Average
Loan Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later
2011
2010
2009
2008 and
prior
Loans and lines
First lien
$            6,216
$          71,075
771
67
%
.6
%
57
%
4
%
2
%
3
%
34
%
Second lien
4,066
46,473
767
76
3.4
39
4
3
3
51
Community Bank
$          10,282
58,771
769
71
1.7
50
4
3
3
40
Exit portfolio
222
19,131
728
80
29.0
-
-
-
-
100
Total home equity
portfolio
$          10,504
Nonaccrual loans and lines
First lien
$                102
$          63,852
715
72
%
3.6
%
13
%
3
%
3
%
4
%
77
%
Second lien
72
47,851
710
78
3.3
6
2
2
4
86
Community Bank
$                174
56,075
713
75
3.5
10
3
2
4
81
Exit portfolio
7
22,584
704
78
23.1
-
-
-
-
100
Total home equity nonaccruals
$                181
Third quarter net charge-offs (NCOs)
Community Bank
$                    4
13
%
-
1
%
8
%
78
%
% of average loans
.15
%
Exit Portfolio
$                  (1)
-
-
-
-
-
% of average loans
(1.73)
%
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 68%, unchanged from 68% at the end of the second quarter of 2015
Home Equity Portfolio –
9/30/15
Home Equity Portfolio –
9/30/15
$ in millions, except average loan size
Home Equity Portfolio
Highlights
Highlights
High quality portfolio
Community bank loans and lines: 98% of total portfolio; branch-
originated
–
60% first lien position
–
Average FICO score of 769
–
Average LTV at origination: 71%
$3.9 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.3 billion are lines
$1.2 billion in lines outstanding (12% of the total portfolio)
come to end of draw period in the next four years
–
Proactive communication and client outreach initiated
near end of draw period

Balance Outstanding
Change
Net Loan Charge-offs
Balance on
Nonperforming Status
9-30-15
6-30-15
9-30-15 vs.
6-30-15
3Q15
(b)
2Q15
9-30-15
6-30-15
Residential
properties
–
homebuilder
$           6
$           6
-
-
-
$          5
$          8
Marine and RV floor plan
1
2
$           (1)
-
-
-
1
Commercial
lease
financing
(a)
798
831
(33)
$        (1)
-
-
-
Total commercial loans
805
839
(34)
(1)
-
5
9
Home
equity
–
Other
222
236
(14)
(1)
$         1
7
8
Marine
620
673
(53)
3
3
6
8
RV and other consumer
44
47
(3)
(1)
-
1
1
Total consumer loans
886
956
(70)
1
4
14
17
Total exit loans in loan portfolio
$    1,691
$    1,795
$
(104)
$         -
$        4
$        19
$       26
Discontinued
operations
–
education
lending
business
(not
included
in
exit
loans
above)
(c)
$    1,891
$    1,962
$        (71)
$        7
$        2
$
8
$
6
$ in millions; average balances
(a)
Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b)
Credit amounts indicate recoveries exceeded charge-offs
(c)
Excludes loans held for sale of $169 million at September 30, 2015, and $179 million at June 30, 2015.
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended
9-30-15
6-30-15
3-31-15
12-31-14
9-30-14
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP)
$
10,705
$
10,590
$
10,603
$
10,530
$
10,486
Less:
Intangible
assets
(a)
1,084
1,085
1,088
1,090
1,105
Preferred
Stock,
Series
A
(b)
281
281
281
282
282
Tangible common equity (non-GAAP)
$
9,340
$
9,224
$
9,234
$
9,158
$
9,099
Total assets (GAAP)
$
95,422
$
94,606
$
94,206
$
93,821
$
89,784
Less:
Intangible
assets
(a)
1,084
1,085
1,088
1,090
1,105
Tangible assets (non-GAAP)
$
94,338
$
93,521
$
93,118
$
92,731
$
88,679
Tangible common equity to tangible assets ratio (non-GAAP)
9.90
%
9.86
%
9.92
%
9.88
%
10.26
%
Common Equity Tier 1 at period end
Key shareholders’ equity (GAAP)
$
10,705
$
10,590
$
10,603
-
-
Less:
Preferred
Stock,
Series
A
(b)
281
281
281
-
-
Common Equity Tier 1 capital before adjustments and deductions
10,424
10,309
10,322
-
-
Less:
Goodwill, net of deferred taxes
1,037
1,034
1,036
-
-
Intangible
assets, net of deferred taxes
30
33
36
-
-
Deferred tax assets
1
1
1
-
-
Net unrealized gains (losses) on available-for-sale securities, net of deferred
taxes
55
-
52
-
-
Accumulated gains (losses) on cash flow hedges, net of deferred taxes
20
(20)
(8)
-
-
Amounts
in
accumulated
other
comprehensive
income
(loss)
attributed
to pension and postretirement benefit costs, net of deferred taxes
(386)
(361)
(364)
-
-
Total
Common
Equity
Tier
1
capital
(c)
$
9,667
$
9,622
$
9,569
-
-
Net
risk-weighted
assets
(regulatory)
(c)
$
91,998
$
89,851
$
89,967
-
-
Common
Equity
Tier
1
ratio
(non-GAAP)
(c)
10.51
%
10.71
%
10.64
%
-
-
Tier 1 common equity at period end
Key shareholders’ equity (GAAP)
-
-
$
10,530
$
10,486
Qualifying capital securities
-
-
339
340
Less:
Goodwill
-
-
-
1,057
1,051
Accumulated
other
comprehensive
income
(loss)
(d)
-
-
-
(395)
(366)
Other
assets
(e)
-
-
-
83
110
Total Tier 1 capital (regulatory)
-
-
-
10,124
10,031
Less:
Qualifying capital securities
-
-
-
339
340
Preferred
Stock,
Series
A
(b)
-
-
-
282
282
Total Tier 1 common equity (non-GAAP)
-
-
-
$
9,503
$
9,409
Net risk-weighted assets (regulatory)
-
-
-
$
85,100
$
83,547
Tier 1 common equity ratio (non-GAAP)
-
-
-
11.17
%
11.26
%
GAAP to Non-GAAP Reconciliation
$ in millions
24
a)
Three
months
ended
9/30/15,
6/30/15,
3/31/15,
12/31/14,
and
9/30/14,
exclude
$50
million,
$55
million,
$61
million,
$68
million,
and
$72
million,
respectively,
of period-end
purchased credit card receivables
b)
Net of capital surplus
c)
9-30-15 amount is estimated
d)
Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
e)
Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments. There were no disallowed deferred tax assets at December 31, 2014 and September 30, 2014.

Three months ended
9-30-15
6-30-15
3-31-15
12-31-14
9-30-14
Pre-provision net revenue
Net interest income (GAAP)
$
591
$
584
$
571
$
582
$
575
Plus:
Taxable-equivalent adjustment
7
7
6
6
6
Noninterest income (GAAP)
470
488
437
490
417
Less:
Noninterest expense (GAAP)
724
711
669
704
706
Pre-provision net revenue from continuing operations (non-GAAP)
$
344
$
368
$
345
$
374
$
292
Average tangible common equity
Average Key shareholders’ equity (GAAP)
$
10,614
$
10,590
$
10,570
$
10,562
$
10,473
Less:
Intangible assets (average)
(a)
1,083
1,086
1,089
1,096
1,037
Preferred Stock, Series A (average)
290
290
290
291
291
Average tangible common equity (non-GAAP)
$
9,241
$
9,214
$
9,191
$
9,175
$
9,145
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)
$
216
$
230
$
222
$
246
$
197
Average tangible common equity (non-GAAP)
9,241
9,214
9,191
9,175
9,145
Return on average tangible common equity from continuing operations (non-GAAP)
9.27
%
10.01
%
9.80
%
10.64
%
8.55
%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP)
$
213
$
233
$
227
$
248
$
180
Average tangible common equity (non-GAAP)
9,241
9,214
9,191
9,175
9,145
Return on average tangible common equity consolidated (non-GAAP)
9.14
%
10.14
%
10.02
%
10.72
%
7.81
%
Cash efficiency ratio
Noninterest expense (GAAP)
$
724
$
711
$
669
$
704
$
706
Less:
Intangible asset amortization (GAAP)
9
9
9
10
10
Adjusted noninterest expense (non-GAAP)
$
715
$
702
$
660
$
694
$
696
Net interest income (GAAP)
$
591
$
584
$
571
$
582
$
575
Plus:
Taxable-equivalent adjustment
7
7
6
6
6
Noninterest income (GAAP)
470
488
437
490
417
Total taxable-equivalent revenue (non-GAAP)
$
1,068
$
1,079
$
1,014
$
1,078
$
998
Cash efficiency ratio (non-GAAP)
66.9
%
65.1
%
65.1
%
64.4
%
69.7
%
GAAP to Non-GAAP Reconciliation
(continued)
$ in millions
(a)
Three months ended 9/30/15, 6/30/15, 3/31/15, 12/31/14, and 9/30/14 exclude $52 million, $58 million, $64 million, $69 million, and $76 million, respectively,  of average purchased credit card receivable intangible assets

KeyCorp & Subsidiaries
$ in billions
Quarter ended
September
30, 2015
Common Equity Tier 1 under current RCR
$                   9.7
Adjustments from
current RCR to the fully phased-in RCR:
Deferred
tax assets and other intangible assets
(b)
-
Common Equity Tier 1 anticipated under the fully phased-in RCR
(c)
$                   9.6
Net risk-weighted assets under current RCR
$                  92.0
Adjustments from
current RCR to the fully phased-in RCR:
Mortgage
servicing assets
(d)
.5
All other assets
(e)
-
Total risk-weighted assets anticipated under the fully phased-in RCR
(c)
$                 92.5
Common Equity Tier 1 under the fully phased-in RCR
10.4
%
(a)
Common Equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b)
Includes
the
deferred
tax
asset
subject
to
future
taxable
income
for
realization,
primarily
tax
credit
carryforwards,
as
well
as
intangible
assets
(other
than
goodwill
and mortgage servicing assets) subject to the transition provisions of the final rule.
(c)
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d)
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
(e)
Under the fully implemented rule, certain deferred tax assets and intangible assets subject to the transition provision are no longer required to be risk-weighted because they are deducted directly from capital.
Table may not foot due to rounding
26
Common Equity Tier 1 Under the Regulatory Capital Rules
(RCR) (estimated)
(a)